UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              [Amendment No. _____]

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Filed by a Party other than the Registrant [ ]

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[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials under ss.240.14a-12

                           CONCEPT CAPITAL CORPORATION
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                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                           CONCEPT CAPITAL CORPORATION
                        175 South Main Street, Suite 1210
                           Salt Lake City, Utah 84111

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 30, 2006

To Our Shareholders:

         The Annual Meeting of Shareholders of Concept Capital Corporation (the "Company") will be held on June 30, 2006, at 8:00 a.m., local time, at the Walker Center, 175 South Main Street, Meeting Room 1111, Salt Lake City, Utah, for the purpose of considering and taking action on the following proposals:

         1. To authorize and approve the Stock Purchase Agreement with Halter Financial Investments, L.P.

         2. To authorize a 1-for-14.75 reverse stock split in the issued and outstanding shares of the Company's common stock.

         3. To authorize and approve a change in the state of incorporation of the Company from Utah to Nevada by merging the Company with and into a newly formed Nevada subsidiary, in connection with which the Articles of Incorporation and Bylaws of the Nevada corporation shall become the Articles of Incorporation and Bylaws of the surviving corporation.

         4. To elect T. Kent Rainey, Vicki L. Rainey and William P. Archer as directors of the Company to serve until the earlier of (i) the reincorporation of the Company in Nevada, if the Stock Purchase Agreement (Proposal 1) is approved, or (ii) the next annual meeting of the Company's shareholders if the Stock Purchase Agreement is not approved.

         5. To elect Timothy P. Halter as a director of the Company for a term commencing with the Company's reincorporation in Nevada, subject to approval of the Stock Purchase Agreement (Proposal
                  1).

         6. To terminate sections 4.02 and 4.03 of the Stock Purchase Agreement dated February 10, 1999, which impose restrictions on the Company's ability to utilize its funds and effect reverse stock splits.

         7. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Proposals 1 and 2 must each be approved in order for either of such proposals to be implemented. Mr. Halter will only be elected as a director of the Company pursuant to Proposal 5 if Proposals 1, 2, 3 and 6 are approved. Proposals 3 and 6 will each be implemented if approved regardless of whether any other Proposals are approved. In calculating the votes "for" and "against" Proposal 6, 2,365,000 shares held by Mr. Rainey and other persons who acquired shares pursuant to the February 1999 Stock Purchase Agreement will be voted "for" and "against" Proposal 6 in proportion to the votes cast by shareholders other than Mr. Rainey and such other purchasers. As a result, the shareholders of the Company other than Mr. Rainey and such other purchasers will be able to determine the outcome of Proposal 6 and, by implication, Proposals 1 and 2, since those proposals will not be approved and implemented if Proposal 6 is not approved.

         A copy of the Company's annual report on Form 10-KSB containing important information about the Company is included with the proxy materials.

         All shareholders are cordially invited to attend the meeting. No admission ticket or other credentials will be necessary. Only shareholders of record at the close of business on June 15, 2006 are entitled to notice of, and to vote at, the meeting.

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         Holders of at least a majority of the shares of common stock outstanding on the Record Date must be represented in person or by proxy at the meeting in order to constitute a quorum for the transaction of business.

         Your vote is important. Regardless of whether you expect to attend the meeting, we request that you mark, sign, date and promptly return the accompanying proxy card. Shareholders attending the meeting may vote in person even if they have returned a proxy.

                                            By Order of the Board of Directors


                                            T. Kent Rainey
                                            President
Salt Lake City, Utah
June [16,] 2006

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                           CONCEPT CAPITAL CORPORATION
                        175 South Main Street, Suite 1210
                           Salt Lake City, Utah 84111

                                 PROXY STATEMENT
                         Annual Meeting of Shareholders


Solicitation, Exercise and Revocation of Proxies

         The accompanying proxy is solicited on behalf of our Board of Directors to be voted at the Annual Meeting of Shareholders to be held on June 30, 2006, at 8:00 a.m., local time, at the Walker Center, 175 South Main Street, Meeting Room 1111, Salt Lake City, Utah, and at any adjournments or postponements thereof. All duly executed proxies will be voted at the Annual Meeting in accordance with the directions set forth thereon.

         The accompanying proxy is being solicited on behalf of our Board of Directors. In addition to this solicitation, officers, directors, and regular employees of the Company, who will receive no additional compensation for such services, may solicit proxies by mail, by telephone, or in person. No specially engaged employees or solicitors will be retained for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this proxy statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of shares, will be paid for by the Company. Shareholders may vote in person at the meeting, if they desire to do so, even though they have previously mailed a proxy. This proxy statement and the accompanying proxy are being mailed to shareholders on or about [June 16,] 2006, together with a copy of Concept Capital's annual report on Form 10-KSB for the year ended December 31, 2005. Unless otherwise indicated, the "Company," "we," "us" and "our" mean Concept Capital Corporation.

         All duly executed proxies will be voted in accordance with the instructions thereon. Shareholders who execute proxies, however, retain the right to revoke them at any time before they are voted. The revocation of a proxy will not be effective until written notice thereof has been given to the Company's Secretary unless the shareholder granting such proxy votes in person at the Annual Meeting.

Voting

         The record date for the determination of shareholders entitled to vote at the meeting is June 15, 2006. As of such date, the Company had outstanding 4,425,000 shares of common stock, $0.001 par value per share, each of which is entitled to one vote per share. The common stock is the only class of the Company' stock outstanding and entitled to vote at the meeting. All votes on the proposals set forth in this proxy statement will be taken by ballot.

         For purposes of the votes on the proposals set forth in this proxy statement, the holders of a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (i.e. the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on any particular matter) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

         Proposals 1, 2 and 6 require the approval of a majority of the voting stock present and entitled to vote at the meeting. Broker non-votes as to these proposals will be deemed shares not entitled to vote on such proposals, will not be counted as votes for or against such proposals, and will not be included in calculating the number of votes necessary for approval of such proposals. Proposal 3 requires the approval of a majority of the issued and outstanding shares of voting stock and therefore abstentions and broker non-votes will have the same effect as votes against such proposal. The nominees for Director will be elected pursuant to Proposals 4 and 5 by a favorable vote of a plurality of the shares present and entitled to vote at the Annual Meeting. In calculating the votes "for" and "against" Proposal 6, 2,365,000 shares held by Mr. Rainey and other persons who acquired shares pursuant to the February 1999 Stock Purchase Agreement will be voted "for" and "against" Proposal 6 in proportion to

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the votes cast by shareholders other than Mr. Rainey and such other purchasers.
As a result, the shareholders of the Company other than Mr. Rainey and such other purchasers will be able to determine the outcome of Proposal 6 and, by implication, Proposals 1 and 2, since those proposals will not be implemented if Proposal 6 is not approved. If a proposal other than the six proposals listed in the Notice is presented at the Annual Meeting, your signed proxy card gives authority to T. Kent Rainey and William P. Archer to vote your shares on such matters in their discretion.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

         SHAREHOLDERS HAVE THE RIGHT TO EXERCISE DISSENTERS' RIGHTS UNDER SECTIONS 16-10a-1301 THROUGH 16-10a-1331 OF THE UTAH REVISED BUSINESS CORPORATION ACT, AND OBTAIN THE "FAIR VALUE" OF THEIR SHARES OF CONCEPT CAPITAL CORPORATION COMMON STOCK, PROVIDED THAT THEY COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE UTAH LAW. FOR A DISCUSSION REGARDING DISSENTERS' RIGHTS, SEE THE SECTION ENTITLED "PROPSOSAL 3 - CHANGE IN STATE OF INCORPORATION FROM UTAH TO NEVADA; RIGHTS OF DISSENTING SHAREHOLDERS" IN THE ACCOMPANYING PROXY STATEMENT AND EXHIBIT D THERETO, WHICH SETS FORTH THOSE STATUTES.

                                   PROPOSAL 1
                      APPROVAL OF STOCK PURCHASE AGREEMENT

         The Company entered into a Stock Purchase Agreement with the Halter Financial Investments, L.P., a Texas limited partnership ("Buyer"), dated as of May 18, 2006 (the "Stock Purchase Agreement"), pursuant to which the Company agreed to sell Buyer 16,225,000 unregistered shares of the Company's common stock for $275,000, subject to approval by the Company's shareholders. After giving effect to the 1-for 14.75 reverse stock split discussed under Proposal 2 below, Buyer would hold 1,100,000 shares or approximately 78.6% of the 1,400,000 shares of the Company's common stock to be outstanding following the completion of such actions. As such, the Stock Purchase Agreement will result in a change of control of the Company and following consummation of the transactions contemplated by the Stock Purchase Agreement, Buyer will own a majority of the issued and outstanding shares of the Company's common stock and will able to elect directors and control the policies and practices of the Company. Timothy
P. Halter, the nominee for election as the director of the Company pursuant to Proposal 5, is the Chairman and a limited partner of Buyer.

         If the Stock Purchase Agreement and the other proposals to be considered by the shareholders at the Annual Meeting are approved, the Board of Directors will declare and pay a special cash dividend of $0.10 per pre-split share to the current shareholders of the Company. The proposed dividend will be payable to shareholders of record as of a date prior to the date the shares are issued to Buyer under the Stock Purchase Agreement with a payment date subsequent to the date the required payment from Buyer under the Stock Purchase Agreement has been received. The dividend will be payable to the Company's current shareholders who hold 4,425,000 shares of its common stock which will result in total dividend distribution of $442,500. It is anticipated that following receipt of the payment under the Stock Purchase Agreement, the Company will have cash and cash equivalents of approximately $470,000 of which $442,500 will be used to pay the special dividend.

         Consummation of the Stock Purchase Agreement is subject to the requirements that the Company effect a 1-for-14.75 reverse split in the issued and outstanding shares of the Company's common stock (Proposal 2), change its state of incorporation from Utah to Nevada (Proposal 3), nominate Timothy P. Halter, the person designated by the Buyer, for election as the sole director of the Company following its reincorporation in Nevada (Proposal 5), and terminate sections 4.03 and 4.04 of the Stock Purchase Agreement dated February 10, 1999 which impose restrictions on the Company's ability to utilize its funds and effect reverse stock splits (Proposal 6). The Stock Purchase Agreement contains covenants that require Buyer, in its capacity as controlling shareholder of the Company following closing, to agree that it will not approve any additional reverse stock splits without the prior consent of a majority of the members of the Company's current Board of Directors as representatives of the Company's current shareholders, that it will ensure that the Company does not authorize the issuance of any additional shares of common stock or securities convertible into shares of common stock except in connection with a combination transaction with a corporation with current business operations (a "Going Public Transaction"), and that it will not allow the Company to enter into a Going

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Public Transaction unless the Company, on a combined basis with the operating entity with which it completes a Going Public Transaction, satisfies the financial conditions for listing on the NASADAQ Small-Cap Market immediately following the closing of the Going Public Transaction. The Stock Purchase Agreement is included as an exhibit to the Company's current report on Form 8-K filed with the SEC on May 19, 2006 and additional copies will be mailed to any shareholder without charge upon request to the Secretary of the Company.

         If the Stock Purchase Agreement and the other proposals to be considered by the shareholders at the Annual Meeting are approved, the new management of the Company will continue the search for a business opportunity for acquisition or participation by the Company. The Company has not entered into any agreement or arrangement with respect to a Going Public Transaction.

         The Board of Directors believes the transaction is in the best interest of the Company and its shareholders based on several factors including, the return of capital to the Company's shareholders pursuant to the special dividend, the retention by the Company's shareholders of approximately 21.4% of the issued and outstanding shares of the Company's common stock, and Buyer's agreement to provide the Company with new management with experience in reverse merger transactions. If the Stock Purchase Agreement is approved and consummated, the Buyer would be purchasing shares at a price of approximately $0.017 per pre-split share which is a significant discount from the quoted bid and asked quotations for the Company's common stock on the OTC Bulletin Board (Symbol: CTCY), however, there is no active trading market for the common stock and management believes the quoted prices are speculative and not accurate indicators of the value of a large block of shares. The proposed purchase price is also a discount from the Company's book value per share of approximately $0.044 at March 31, 2006, however, payment of the special dividend would reduce the Company's book value to near zero and, on that basis, the Buyer would be paying a premium for the stock it acquires. Shareholders are reminded, however, that the Company has not obtained a fairness opinion from a qualified investment bank or valuation firm with respect to the terms of the transaction, and management believes no such report or opinion is required to effect the contemplated transaction.


Required Vote

         The affirmative vote of a majority of the Company's shares represented and voting at the Annual Meeting is required to authorize and approve the Stock Purchase Agreement. Management recommends that shareholders vote "FOR" the proposal. Proposal 1 will not be approved and implemented unless Proposals 2, 3 and 6 are also approved.

                                   PROPOSAL 2
                               REVERSE STOCK SPLIT

         As a negotiated term of the Stock Purchase Agreement described in Proposal 1 above, the board of directors has adopted resolutions, subject to shareholder approval, providing for the reverse split of the issued and outstanding shares of the Company's common stock on a 1-for-14.75 basis, so that shareholders will receive one share of the Company's $0.001 par value common stock (hereinafter the "Consolidated Common Stock") for each 14.75 shares of common stock now held by them. No fractional shares will be issued in connection with the reverse split and any fractional interests will be rounded to the nearest whole share. The reverse split has been unanimously approved by the Company's board of directors and is subject to approval by the shareholders of the Company.

         If the reverse split is approved by the shareholders, the 4,425,000 shares of common stock currently outstanding would be converted to approximately 300,000 shares of Consolidated Common Stock. After giving effect to the issuance of shares pursuant to the terms of the Stock Purchase Agreement described above and the reverse split, the Company would have a total of approximately 1,400,000 shares outstanding of which 1,100,000 shares or 78.6% would be owned by Buyer under the Stock Purchase Agreement and 300,000 shares or 21.4% would be owned by the Company's current shareholders. If the change in the Company's state of incorporation is approved by the shareholders (Proposal 3), the Company would have an authorized capitalization of 100,000,000 shares of common stock, par value $0.001, and 10,000 shares of preferred stock, par value $0.001 (See "Proposal 3 - Change in the State of Incorporation from Utah to Nevada."). The reverse split will not result in any modification of the rights of shareholders

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and will have no effect on the shareholders' equity in the Company except for an adjustment in the Company's financial statements to transfer the required amount from stated capital to additional paid-in capital. All shares returned to the Company as a result of the reverse split will be canceled and returned to the status of authorized and unissued shares.

PURPOSE OF THE REVERSE SPLIT

         The reverse split is a negotiated term of the Stock Purchase Agreement described in Proposal 1 above. The reverse split will reduce the number of issued and outstanding shares of the Company's common stock and effectively increase the number of authorized and unissued shares of the Company's common stock available for future issuances. If the Stock Purchase Agreement is approved and consummated, the Company would have issued 20,650,000 shares of its 50,000,000 shares of authorized common stock. If the Stock Purchase Agreement, the reverse split and the change in the state of incorporation are approved, the Company will have 100,000,000 shares of common stock authorized, of which 1,400,000 shares will be issued and outstanding. The board of directors would have the authority to issue all or any portion of the remaining 98,600,000 shares of common stock and 10,000,000 shares of preferred stock for such purposes as it determines to be in the best interest of the Company without the need for shareholder approval. This will provide new management with increased flexibility in taking prompt advantage of future potential Going Public Transactions without the expense and delay of calling meetings of the shareholders to authorize increases in authorized capital. The issuance of additional shares of common stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing holders of common stock and may adversely affect the market price of the common stock. The Company has not entered into any agreement or arrangement with respect to a Going Public Transaction and has no current plans to utilize the newly authorized shares of common or preferred stock.

Required Vote

         The affirmative vote of a majority of the issued and outstanding shares of common stock of the Company is required to approve the Reverse Stock Split. Management recommends that shareholders vote "FOR" the Reverse Stock Split.

                                   PROPOSAL 3
              CHANGE IN STATE OF INCORPORATION FROM UTAH TO NEVADA

IN GENERAL

         As a negotiated term of the Stock Purchase Agreement described in Proposal 1, the Board of Directors has adopted resolutions, subject to shareholder approval, to change the Company's state of incorporation from Utah to Nevada. The Buyer and the Board of Directors believe the change in the state of incorporation is desirable because it will result in the Company being incorporated in a state with a widely recognized body of corporate law and no state income tax, and having a large number of authorized and unissued shares of common stock and preferred stock available for issuance in the future. The Board of Directors and the Buyer believe these will be positive factors in the Company's attempt to locate a business opportunity for acquisition or participation by the Company, although no assurances can be given that these beliefs are accurate or that the Company will be able to acquire a business opportunity.

         In order to accomplish the change in the state of incorporation, the Company proposes to merge with and into a corporation which will be incorporated in Nevada specifically for such purpose under the name "Concept Ventures Corporation" or such derivation thereof as is approved by the Board of Directors and is available for use in Nevada ("Concept Nevada"). Pursuant to the terms of the merger, Concept Nevada will be the surviving corporation and the issued and outstanding shares of the Company's common stock will automatically be converted into shares of Concept Nevada common stock at the rate of one share of Concept Nevada common stock for each one share of the Company's common stock. The form of the Articles of Merger of Concept Capital Corporation with and into Concept Ventures Corporation is attached hereto as Exhibit C. If Proposal 3 is approved, the Articles of Incorporation and Bylaws of Concept Nevada will become the governing instruments of the Company and will differ in several respects from the current Articles of Incorporation and Bylaws of the Company.

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CERTAIN EFFECTS OF THE CHANGE IN STATE OF INCORPORATION

         As previously noted, the Articles of Incorporation of Concept Nevada will be the governing instrument of the surviving corporation following the merger with the Company, resulting in several changes from the current Articles of Incorporation of the Company. Some of these changes are purely procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Utah to an office and agent in Nevada. Some changes, however, will be substantive in nature and certain of such substantive changes are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to the corporate laws of the State of Nevada and the Articles of Incorporation of Concept Nevada, a copy of which is included herewith as Exhibit "A." The Company's current Articles of Incorporation can be found on the SEC's website at www.sec.gov as Exhibit 3.1 to the Company's Form 10SB filed April 29, 1999, and a copy will be provided to any shareholder without charge, upon request directed to: Concept Capital Corporation, Attn: President, 175 South Main Street, Suite 1210, Salt Lake City, Utah 84111.

         Change in Capitalization

         The Company's authorized capital on the date of this Proxy Statement consists 50,000,000 shares of common stock, par value $0.001 per share. On the date of this Proxy Statement, there were 4,425,000 shares of our common stock issued and outstanding and, if the Stock Purchase Agreement is approved and consummated, there will be 20,650,000 shares of the Company's common stock issued and outstanding immediately prior to the reverse stock split (Proposal 2) and the reincorporation in Nevada (Proposal 3). The authorized capital of Concept Nevada consists of 110,000,000 shares of capital stock, divided into 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share, with the right conferred upon the Board of Directors to establish the dividend, voting, conversion, liquidation and other rights, privileges and preferences, as well as the qualifications, limitations and restrictions, with respect to such preferred stock as it may determine from time to time. As a result of the reincorporation and exchange of the common stock, Concept Nevada will have 1,400,000 shares of common stock and no shares of preferred stock outstanding. Accordingly, the Board of Directors of Concept Nevada will have available for issuance in the future 98,600,000 shares of common stock and 10,000,000 shares of preferred stock. This will provide new management with increased flexibility in taking prompt advantage of future potential Going Public Transactions without the expense and delay of calling meetings of the shareholders to authorize increases in authorized capital. The issuance of additional shares of common stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing holders of common stock and may adversely affect the market price of the common stock. The Company has not entered into any agreement with respect to a Going Public Transaction and has no current plans to utilize the newly authorized shares of common or preferred stock.

         The additional shares of common stock authorized under Concept Nevada's Articles of Incorporation would be substantially identical to the shares of common stock now authorized under the Company's Articles of Incorporation. Holders of common stock are not entitled under the Company's Articles of Incorporation, and will not be entitled under Concept Nevada's Articles of Incorporation, to preemptive rights to subscribe for additional securities that may be issued by Concept Nevada in the future.

         The Board of Directors of Concept Nevada has not adopted any designations, rights or preferences for the authorized preferred stock of Concept Nevada. The Board of Directors of Concept Nevada may authorize, without further shareholder approval, the issuance of such shares of preferred stock to such persons, for such consideration, and upon such terms as the Board of Directors determines. These issuances could result in a significant dilution of the voting rights and/or the stockholders' equity of the existing shareholders. There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations, that will involve the issuance of preferred stock. However, the Board of Directors and the Buyer, as the potential new controlling shareholder of the Company, believe it prudent to have shares of preferred stock available for such corporate purposes as the Board of Directors may from time to time deem necessary and advisable including for acquisitions and the raising of additional capital, for which there are no present agreements or understandings.

         The issuance of additional authorized common stock or preferred stock may have the effect of: deterring or thwarting persons seeking to take control

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of Concept Nevada through a tender offer, proxy fight or otherwise; inhibiting the removal of incumbent management; or impeding a corporate transaction such as a merger. For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly.

         Limited Liability of Directors

         The Articles of Incorporation of Concept Nevada limit the liability of the Company's directors to the maximum extent permitted by Nevada law. As a result, a director will have no personal liability to the Company or its shareholders for damages for breach of fiduciary duty as a director or officer, except for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) the payment of distributions in violation of section 78.300 of the Nevada Revised Statutes. The Company's Articles of Incorporation currently limit the liability of the Company's directors to the maximum extent permitted by Utah law.

DIFFERENCES BETWEEN NEVADA LAW AND UTAH LAW

         Nevada corporate law differs from Utah corporate law in certain respects. Although it is not practical to state all such differences, some of the differences which management believes could materially affect the rights of shareholders of the Company are summarized below:

         (a) Under Utah law, a special meeting of shareholders may be called by the board of directors, by such persons who may be authorized by the articles of incorporation or bylaws, or by shareholders holding not less than 10% of all shares entitled to vote at a meeting. Under Nevada law, a special meeting of shareholders may only be called by the board of directors or by such persons as may be authorized by the articles of incorporation or the bylaws. The bylaws of Concept Nevada provide that a special meeting may be called by the Chairman of the Board, the President, and the board of directors and will be called by the President or the Secretary at the request in writing of holders of not less than 30% of all issued and outstanding voting shares of the Company.

         (b) While Utah law provides that proxies may be valid for 11 months unless a longer period is provided in the proxy, Nevada law provides that proxies may not be valid for more than 6 months, unless the proxy is coupled with an interest or the shareholder specifies that the proxy is to continue in force for a longer period.

         (c) The laws of Utah confer upon dissenting shareholders the right of appraisal in cases where all or substantially all of the assets of the corporation are sold. While the law of Nevada permits such rights of appraisal in cases of mergers or consolidations, it does not permit such rights where all or substantially all of the assets of a corporation are sold.

         (d) Utah law provides that a director or the entire board of directors may be removed, with or without cause, at a meeting called expressly for the purpose of removing a director or directors if the number of votes cast for removal exceeds the number of votes cast against removal. Nevada law provides that any director may be removed by the vote or written consent of shareholders representing not less than two-thirds of issued and outstanding capital stock entitled to voting power, subject to certain exceptions with respect to corporations having cumulative voting rights.

ANTICIPATED FEDERAL TAX CONSEQUENCES

         The Company has not requested and will not request a ruling from the Internal Revenue Service, nor has the Company requested or received a tax opinion from an attorney, as to the various tax consequences of the reincorporation in the state of Nevada.

         The Company is structuring the reincorporation in an effort to obtain the following consequences:

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

         (a) the reincorporation of the Company in the state of Nevada to be accomplished by a merger between the Company and Concept Nevada, will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986;

         (b) no gain or loss for federal income tax purposes will be recognized by the shareholders of the Company on receipt by them of the common stock of Concept Nevada in exchange for shares of the Company's common stock;

         (c) the basis of the Concept Nevada common stock received by the shareholders of the Company in exchange for their shares of the Company's common stock pursuant to the reincorporation in the state of Nevada will be the same as the basis for the Company's common stock; and

         (d) the holding period for the Concept Nevada common stock for capital gains treatment received in exchange for the Company's common stock will include the period during which the Company's common stock exchanged therefor is held.

         It should be noted that the foregoing positions are not binding on the Internal Revenue Service, which may challenge the tax-free nature of the reincorporation in the state of Nevada. A successful challenge by the Internal Revenue Service could result in taxable income to the Company, Concept Nevada, and the shareholders, as well as other adverse tax consequences.

BYLAWS OF CONCEPT NEVADA

         If the change in the state of incorporation is approved and implemented, the Bylaws of Concept Nevada will become the Bylaws of the Company. While the By-laws of Concept Nevada are similar to the By-laws of Concept Capital, there are differences that may affect the rights of the shareholders. A copy of the Concept Nevada Bylaws is attached hereto as Exhibit B. The Company's current Bylaws can be found on the SEC's website at www.sec.gov as Exhibit 3.2 to the Company's Form 10SB filed April 29, 1999, and a copy will be provided to any shareholder without charge, upon request directed to: Concept Capital Corporation, Attn: President, 175 South Main Street, Suite 1210, Salt Lake City, Utah 84111.

RIGHTS OF DISSENTING SHAREHOLDERS

         Because the change in the Company's state of incorporation will be effected pursuant to a merger of the Company with and into a Nevada corporation, shareholders who oppose the proposed merger will have the right to receive payment of the fair value of their shares as set forth in sections 16-10a-1301 through 16-10a-1331 of the Utah Revised Business Corporation Act. Copies of such statutes are included as Exhibit C to this proxy statement and any discussion herein of dissenters' rights is qualified in its entirety by reference to such statutes.

         In general, a shareholder wishing to exercise his or her dissenters' rights must cause the corporation to receive, before the vote is taken at the Annual Meeting, written notice of his or her intent to demand payment for shares if the proposed action is effectuated and may not vote any of his or her shares in favor of the proposed action. The dissenting shareholder must also have been a shareholder of the Company as of the date the proposed corporate action creating dissenters' rights is approved by the Company's shareholders. Within 10 days after the effective date of the merger, the Company must send a written dissenters' notice to each shareholder who is entitled to demand payment for his or her shares which notice shall: state that the corporate action was authorized and the date or proposed effective date of the action; set forth an address at which the Corporation will receive payment demands and an address at which certificates for certificated shares must be deposited; supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made; set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated, which dates may not be fewer than 30 nor more than 70 days after the date of the dissenters' notice; state the requirement contemplated by subsection 16-10a-1303(3) if applicable; and be accompanied by a copy of the statutes. The shareholders must then return the demand for payment and deposit his or her shares with the Company, all as indicated in the dissenters' notice. Upon expiration of the period set forth in the notice, the Company must pay to each dissenting shareholder the amount the Company estimates to be the fair value of the dissenter's shares, plus interest, which payment must be accompanied by certain financial information of the Company. The remaining procedures and the procedures to be followed in the event a shareholder disputes the Company's estimate of the fair value of the dissenting shares are set forth in the statutes.

         EXCHANGE OF STOCK CERTIFICATES

         Following effectiveness of the reincorporation in Nevada and related reverse stock split, all stock certificates which represented shares of the Company's common stock shall represent ownership of Concept Nevada common stock. Shareholders will not be required to tender their old stock certificates for transfer. However, to eliminate confusion in transactions in the Company's securities in the over-the-counter market, management urges shareholders to surrender their old certificates in exchange for new certificates issued in the new name of the Company and has adopted a policy to facilitate this process. Each shareholder will be entitled to submit his or her old stock certificates (any certificates issued prior to the date of the Annual Meeting) to the transfer agent of the Company, Atlas Stock Transfer, 5899 South State Street, Salt Lake City, Utah 84107, and be issued in exchange therefor new common stock certificates representing the number of shares of Concept Nevada common stock of which each shareholder is the record owner after giving effect to the reincorporation and reverse split.

         For a period of 30 days, commencing with the date of the Annual Meeting, the Company will pay, on one occasion only, for the issuance of new certificates in exchange for old certificates submitted during such 30 day period; provided, the Company shall not pay any of the costs of issuing new certificates in the name of a person other than the name appearing on the old certificate or the issuance of new certificates in excess of the number of old certificates submitted by a shareholder.

Required Vote

         The affirmative vote of a majority of the Company's issued and outstanding shares of common stock is required to adopt and approve the change in the Company's state of incorporation.

Board Recommendation

         Management believes approval of such items is in the best interests of the Company and recommends that shareholders vote "FOR" the proposal.

                                   PROPOSAL 4
                              ELECTION OF DIRECTORS

         The Board has nominated three directors for election at the 2006 Annual Meeting, to hold office until the earlier of (i) the reincorporation of the Company in Nevada, if the Stock Purchase Agreement (Proposal 1) is approved, or
(ii) the next annual meeting of the Company's shareholders and until their successors have been duly elected and qualified, if the Stock Purchase Agreement is not approved. If all Proposals are approved at the Annual Meeting, the nominees will serve until the Company has been reincorporated in Nevada, at which time they will resign from their respective positions as officers and directors of the Company and Timothy P. Halter will, if elected pursuant to Proposal 5, become the sole director of the Company (Proposal 5). It is anticipated that Mr. Halter will then appoint himself as the President, Secretary and Treasurer of the Company. Each of the nominees is currently serving as a director of the Company, has consented to being named in this proxy statement and to continue to serve if elected. Unless you specify otherwise, your signed proxy will be voted in favor of each of the nominees. If any of the nominees is unable to serve as a director, your proxy may be voted for another person nominated by the Board to fill that vacancy, or the Board may reduce the number of directors to be elected.

Required Vote

         The three nominees for director receiving the highest number of affirmative votes of the shares present or represented and entitled to vote for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under Utah law.

Board Recommendation

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                  THAT YOU VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.

Directors and Nominees for Director

         Listed below are the three directors nominated for re-election at the Annual Meeting, each of whom is currently an officer and director of the Company.

                                                                       Held
Name                Age     Title                                Position Since
----                ---     -----                                ---------------
T. Kent Rainey      57      President and Director               1999
William P. Archer   56      Vice President and Director          1999
Vicki L. Rainey     57      Secretary, Treasurer and Director    1999
-------------------

Certain biographical information of the Company's directors and officers is set forth below.

         T. Kent Rainey is a co-owner and operator of Rainey Financial Group, a small private company owned and operated by T. Kent Rainey and Vicki L. Rainey which is engaged in the business of factoring accounts receivable and making short-term loans. Rainey Financial is not a licensed financial institution and holds no special licenses or permits other than the general licenses required to operate a business. Mr. Rainey has also been actively involved in managing his own investments during the past 31 years. He graduated from Utah State University in 1970 with a degree in accounting. Mr. Rainey is the husband of Vicki L. Rainey and the Rainey's son is married to the daughter of William P. Archer.

         William P. Archer is and has since 1994 been Vice President of Archer Supply, Inc., a private company holding and managing investments, primarily in real estate. From 1968 to 1994, he was an owner and operator of Auto Parts Unlimited, an automotive warehouse and 9 retail stores, where he held the title of Vice President and Sales Manager. From 1989 to 1991, he was a member of the National Advisory Board of TRW, Inc. Mr. Archer's daughter is married to the son of Kent and Vicki Rainey.

         Vicki L. Rainey is a co-owner and operator of Rainey Financial Group and manages her own investments. Ms. Rainey graduated cum laude from the University of Utah in 1989 with a B.A. degree in History. Ms. Rainey is the wife of T. Kent Rainey and the Rainey's son is married to the daughter of William P. Archer.

Board of Director Meetings and Committees

         The Board of Directors did not hold any formal meetings during the 2005 fiscal year but discussed the business and affairs of the Company informally on several occasions throughout the year and took action pursuant to written consents in lieu of meetings.

         The Board of Directors has not appointed any standing committees. There is no separately designated standing audit committee and the entire Board of Directors acts as the Company's audit committee. The Board of Directors does not have an independent "financial expert" because it does not believe the scope of the Company's activities to date has justified the expenses involved in obtaining such a financial expert. In addition, the Company's common stock is not listed on a national exchange and the Company is not subject to the special corporate governance requirements of any such exchange.

Directors' Attendance at Annual Meetings and Shareholder Communications with Directors

         The Company's policy is to encourage members of its Board of Directors to attend annual stockholder meetings, but such attendance is not required. The Company did not hold an annual meeting in 2005. The Company anticipates that all directors will be in attendance at the 2006 Annual Meeting.

         Shareholders may communicate with the Board of Directors or any individual director by sending written communications addressed to the Board of Directors, or any individual director, c/o T. Kent Rainey, President, Concept Capital Corporation, 175 South Main Street, Suite 1410, Salt Lake City, UT 84111. All communications will be compiled by Mr. Rainey and forwarded to the Board of Directors or any individual director, as appropriate. In order to facilitate a response to any such communication, the Company's Board of Directors suggests, but does not require, that any such submission include the name and contact information of the shareholder submitting the communication.

Nomination of Directors

         The Company does not currently have a standing nominating committee and the Company's entire Board of Directors performs the functions that would customarily be performed by a nominating committee. The Board of Directors does not believe a separate nominating committee is required at this time due to the Company's lack of active business operations, the nature of the Company's business in searching for business opportunities, and the limited resources of the Company which do not permit it to compensate its directors. In addition, as a negotiated term of the Stock Purchase Agreement, the board of directors has nominated Timothy P. Halter to serve as the sole director of the Company following its reincorporation in Nevada, subject to approval of the Stock Purchase Agreement.

         The Company's shareholders may recommend candidates for nomination as directors. Any such recommendations should include the nominee's name, home and business addresses and other contact information, detailed biographical data, and qualifications for board membership, along with information regarding any relationships between the candidate and the Company within the last three fiscal years. Any such recommendations should be sent to: Concept Capital Corporation, 175 South Main Street, Suite 1210, Salt Lake City, UT 84111, Atten: President.

Code of Ethics

         The Company has not adopted a Code of Ethics that applies to its executive officers, including its principal executive, financial and accounting officers. The Company does not believe the adoption of a Code of Ethics at this time would provide any meaningful additional protection to the Company because the Company has no employees, has only three officers, all of whom are also directors, and the Company does not conduct any active business operations

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors, and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based on the copies of the reports and other written assurances provided to it, the Company believes that all reports required by Section 16(a) for transactions in 2005 have been timely filed.

Directors' Compensation

         The Company does not currently pay any compensation to persons who serve on the Board of Directors and no compensation was paid to the Company's directors during the 2005 fiscal year.

Executive Compensation

         The Company's officers do not receive any compensation from the Company for serving as officers. The Company has not paid any compensation to any officer during the past three years nor has the Company granted any stock options or restricted stock to its officers during the past three years.

         The Company has no retirement, pension, profit sharing, or insurance or medical reimbursement plans covering its officers or directors, and is not contemplating implementing any of these plans at this time.

         No advances have been made or contemplated by the Company to any of its officers or directors.

Certain Relationships and Related Transactions

         The Company utilizes office space at the office of T. Kent Rainey, its president. This space is subleased to the Company on a month-to-month basis for a monthly rental of $180 plus its portion of office expenses estimated at an additional $50 to $70 per month. The Company paid a total of $1,831 for such office space and office expenses during the fiscal year ended December 31, 2005.


                                   PROPOSAL 5
                   ELECTION OF DIRECTOR OF NEVADA CORPORATION

         If the Stock Purchase Agreement (Proposal 1) and the change in the Company's state of incorporation (Proposal 2) are approved, the size of the Company's Board of Directors will be reduced from three persons to one person. The Board has nominated Timothy P. Halter for election at the 2006 Annual Meeting to serve as the sole director of the Company for a term commencing with the Company's reincorporation in Nevada, subject to approval of the Stock Purchase Agreement (Proposal 1). If elected, Mr. Halter will hold office for a term of approximately one year until the next Annual Meeting of shareholders, and until his successor is duly elected and qualified. Unless you specify otherwise, your signed proxy will be voted in favor of Mr. Halter. If any for any reason Mr. Halter is unable to serve as a director, your proxy may be voted for another person nominated by the Board to fill that vacancy. If the Stock Purchase Agreement is not approved, the persons elected as directors of the Company pursuant to Proposal 4 will continue to serve in such positions until the next annual meeting of the Company's shareholders. If Mr. Halter is not elected, the board of directors will appoint another person to serve as a director of the Company until the next annual meeting of the Company's shareholders.

Nominee for Director

         Listed below is certain information with regard to Mr. Halter.

         Timothy P. Halter. Since 1995, Mr. Halter has been the president and the sole stockholder of Halter Financial Group, Inc. ("HFI"), a Dallas, Texas based consulting firm specializing in the area of mergers, acquisitions and corporate finance. In September 2006, Mr. Halter and other minority partners formed HFI. HFI conducts no business operations. Mr. Halter currently serves as a director of DXP Enterprises, Inc., a public corporation (Nasdaq: DXPE), and is an officer and director of Nevstar Corporation., a Nevada corporation, Robcor Properties, Inc., a Nevada corporation, and MGCC Investment Strategies, Inc., a Nevada corporation. Except for DXP Enterprises, each of the afore-referenced companies for which Mr. Halter acts as an officer and director may be deemed shell corporations. Mr. Halter will devote as much of his time to our business affairs as may be necessary to implement our business plan.

Required Vote

         The nominee for director must receive a majority of the votes cast with respect to Proposal 5. Votes withheld from the nominee are counted for purposes of determining the presence or absence of a quorum for the transaction of business but have no other legal effect.

Board Recommendation

         The Board of Directors recommends that shareholders vote "FOR" the election of the nominee.

                                   PROPOSAL 6

     TERMINATE SECTIONS 4.02 AND 4.03 OF THE STOCK PURCHASE AGREEMENT DATED
      FEBRUARY 10, 1999, WHICH IMPOSE RESTRICTIONS ON THE COMPANY'S ABILITY
              TO UTILIZE ITS FUNDS AND EFFECT REVERSE STOCK SPLITS

         The Company entered into a Stock Purchase Agreement dated February 10, 1999 (the "February Stock Purchase Agreement") with T. Kent Rainey, the president and a director of the Company, pursuant to which the Company sold 2,625,000 shares of its common stock to Mr. Rainey and six other investors. The Stock Purchase Agreement was approved by the Company's shareholders at a special meeting of the Company's shareholders held on February 23, 1999.

         Sections 4.02 and 4.03 of the February Stock Purchase Agreement provide as follows:

         4.02 Limitation on Use of Company Funds. Buyer and the Company agree that the funds currently held by the Company and the funds to be paid to the Company by Buyer shall be used solely to fund the Company's reasonable costs of operation (rent, legal and accounting fees, filing fees etc.) and to fund the Company's search for and acquisition of or participation in a business opportunity. No such funds shall be used to pay compensation to any officer, director or other affiliate of the Company or to acquire any assets or other property from any of such persons. This provision shall survive closing of the transactions contemplated by this Agreement and shall continue in full force and effect until the closing date of a transaction which results in the acquisition or participation by the Company in a business opportunity.

         4.03. Limitation on Reverse Stock Splits. Buyer and the Company agree that prior to the time the Company locates a business opportunity for acquisition or participation by the Company, it shall not effect any reverse split in the issued and outstanding shares of the Company's common stock. In addition, the Company shall not acquire or participate in any business opportunity on terms which require a reverse stock split (or series of reverse stock splits) greater than "one share for each two shares outstanding" unless the shareholders of the Company have approved such transaction and the shares acquired by Buyer and its designees hereunder have been voted "for" and "against" such proposal in proportion to the votes cast by the shareholders of the Company other than Buyer and its designees. This provision shall survive closing of the transactions contemplated by this Agreement and shall continue in full force and effect until the closing date of a transaction which results in the acquisition or participation by the Company in a business opportunity.

         The Board of Directors has recommended that sections 4.02 and 4.03 of the February 1999 Stock Purchase Agreement be terminated in their entirety and that such provisions shall be of no further force or effect, whether or not the other proposals submitted for consideration by the shareholders at the Annual Meeting are approved. Management believes that the restrictions imposed by such sections would not only prevent consummation of the actions contemplated by Proposals 1 and 2 and the payment of the special dividend, they also impose restrictions on the Company that limit its flexibility in negotiating the terms of acquisition of a business opportunity thereby putting it at a competitive disadvantage in seeking to acquire business opportunities. The Stock Purchase Agreement provides for the payment of a significant special dividend to the Company's shareholders and places limitations on the implementation of any further reverse splits. Management believes these actions protect the interests of the Company's shareholders in these areas on a going-forward basis. The termination of Section 4.03 would permit the Company to compensate its management for services provided, although the Company has not provided any compensation to its current management during the past three years and it does not propose to pay any compensation to such persons in the foreseeable future. The Company has also been advised by the nominee for election as a director that he has no present intention of compensating new management of the Company.

Required Vote

         The proposal must be approved by a majority vote of the shares present or represented and entitled to vote. In calculating the votes "for" and "against" Proposal 6, 2,365,000 shares held by Mr. Rainey and other persons who acquired shares pursuant to the February 1999 Stock Purchase Agreement will be voted "for" and "against" Proposal 6 in proportion to the votes cast by shareholders other than Mr. Rainey and such other purchasers. The shares owned by Mr. Rainey and such other purchasers will be counted for purposes of establishing a quorum. As a result, the shareholders of the Company other than Mr. Rainey and such other purchasers holding 2,060,000, will be able to determine the outcome of Proposal 6 and, by implication Proposals 1 and 2, since those proposals will not be approved and implemented if Proposal 6 is not approved. If Proposal 6 is approved in the manner described above, it will be effective regardless of whether Proposals 1 and 2 are also approved.

Board Recommendation

         Management believes approval of such item is in the best interests of the Company and recommends that shareholders vote "FOR" the proposal. Each of the Company's officers and directors was a purchaser under the February 1999 Stock Purchase Agreement and his or her shares will be voted in proportion to the votes of the other shareholders.


APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Pritchet, Siler & Hardy, P.C., independent auditors, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006. We do not intend to request that shareholders ratify this selection. We have requested and expect, however, one or more representatives of Pritchet, Siler & Hardy, P.C. to be present at the 2006 Annual Meeting. Such representatives will have an opportunity to make a statement if they so desire and to respond to appropriate questions.

Fees Billed to the Company by Pritchet, Siler & Hardy, P.C. during Fiscal 2005 and 2004

         During the fiscal years ended December 31, 2005 and December 31, 2004, fees for services provided by Pritchet, Siler & Hardy, P.C. were as follows:

                                            Year Ended
                                           December 31,
                               -------------------------------------
                                  2005                       2004
                                  ----                       ----

Audit Fees                     $  4,120                   $   3,850
Audit-Related Fees                    0                           0
Tax Fees                            240                         240
All Other Fees                        0                           0
                               --------                   ---------
Total                          $  4,360                   $   4,090
                               ========                   =========

         "Audit Fees" consisted of fees billed for services rendered for the audit of the Company's annual financial statements, review of financial statements included in the Company's quarterly reports on Form 10-QSB, and other services normally provided in connection with statutory and regulatory filings. "Audit-Related Fees" consisted of fees billed for due diligence procedures in connection with acquisitions and divestitures and consultation regarding financial accounting and reporting matters. "Tax Fees" consisted of fees billed for tax payment planning and tax preparation services. "All Other Fees" consisted of fees billed for services in connection with legal matters and technical accounting research.

Policy Regarding Pre-Approval of Non-Audit Services

         The Company's Board of Directors has adopted a policy requiring the pre-approval of any non-audit engagement of Pritchett, Siler & Hardy, P.C. and has pre-approved the engagement of such firm to assist the Company with federal and state tax returns involving fees not greater than $500 per year. In the event the Company wishes to engage such firm to perform accounting, technical, diligence or other permitted services not related to the services performed by such firm as our independent auditor, the Company's President will prepare a summary of the proposed engagement, detailing the nature of the engagement, the reasons why Pritchett, Siler & Hardy, P.C. is the preferred provider of such services and the estimated duration and cost of the engagement. The report will be provided to our Board of Directors, who will evaluate whether the proposed engagement will interfere with the independence of such firm in the performance of its auditing services.

OTHER INFORMATION

Principal Shareholders

         The following table sets forth as of the Record Date, the number of shares of the Company's common stock, par value $0.001, owned of record or beneficially by each person known to be the beneficial owner of 5% or more of the issued and outstanding shares of the Company's common stock, and by each of the Company's officers and directors, and by all officers and directors as a group. On such date there were 4,425,000 shares of the Company's common stock issued and outstanding.

                                               Number of
   Name                                     Shares Owned(1)    Percent of Class
Principal Shareholders
Byron B. Barkley(2)                            420,500                 9.5%
Officers and Directors(3)
T. Kent Rainey(4)                              800,000                18.1%
William P. Archer                              750,000                16.9%
Vicki L. Rainey(4)                             100,000                 2.3%
                                             ---------                -----
All Officers and Directors                   1,650,000                37.3%
as a Group (3 persons)
--------------------------------
(1) Unless otherwise indicated, all shares are held beneficially and of record by the person indicated.
(2) Mr. Barkley's address is 236 South Main Street, Salt Lake City, Utah 84101. Includes 25,500 shares of which Mr. Barkley may be deemed to be the beneficial owner as of December 31, 2005 as a result of his shared investment and dispositive power over such shares.
(3) The address for each of the Company's officers and directors is 175 South Main Street, Suite 1210, Salt Lake City, Utah 84111.
(4) T. Kent Rainey and Vicki L. Rainey are husband and wife and each disclaims beneficial ownership of the shares held by the other.

                               ADDITIONAL MATTERS

Annual Report

         Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, is enclosed herewith. Additional copies of such report are available to the Company's shareholders upon request.

Shareholder Proposals for 2007 Annual Meeting

         If you wish to raise a matter before the shareholders at the 2007 Annual Meeting, you must notify the Secretary in writing not later than [February 16,] 2007 (120 days before the date on which we first mailed proxy materials for this year's meeting as set forth on Page 1 hereof. Please address your notices to Corporate Secretary, Concept Capital Corporation, 175 South Main Street, Suite 1210, Salt Lake City, Utah 84111. Our management will have discretionary authority to vote against any shareholder proposal presented at the next annual meeting if notice was not submitted to the Secretary by [May 2,] 2007 (45 days before the date on which we first mailed proxy materials for this year's meeting).

Other Matters

         At this time, the Board of Directors knows of no other matter that will be brought before meeting. However, if any other matters are properly brought before the meeting or any postponement or adjournment thereof, the proxy holders named in the accompanying proxy intend to vote the proxies on such matters in accordance with their best judgment.

Exhibits

         The following documents are included as exhibits to this proxy statement:

         Exhibit A         Form of Articles of Incorporation of Concept
                           Ventures Corporation, a Nevada corporation.
         Exhibit B         Form of Bylaws of Concept Ventures Corporation, a
                           Nevada corporation.
         Exhibit C         Form of Articles of Merger of Concept Capital
                           Corporation and Concept Ventures Corporation.
         Exhibit D         Dissenters' Rights Provisions of the Utah Revised
                           Business Corporation Act.


                                             By Order of the Board of Directors

                                             T. Kent Rainey
                                             President

Salt Lake City, Utah
[June 16,] 2006

                          Exhibit A to Proxy Statement

        Form of Articles of Incorporation of Concept Ventures Corporation



                            ARTICLES OF INCORPORATION

                                       OF

                          CONCEPT VENTURES CORPORATION


         THE UNDERSIGNED, having associated ourselves together for the purpose of forming a corporation for the transaction of business and the promotion and conduct of the objects and purposes hereinafter stated, under the provisions of and subject to the requirements of the laws of the State of Nevada, do make, record and file these Articles of Incorporation, in writing, and we do hereby certify:
                                    ARTICLE I
                                      NAME

         The name of this Corporation shall be:   Concept Ventures Corporation.

                                   ARTICLE II
                                     PURPOSE

         The purpose for which said Corporation is formed and the nature of the objects proposed to be transacted and carried on by it is to engage in any and all lawful activity, as provided by the laws of the State of Nevada.

                                   ARTICLE III
                                  CAPITAL STOCK

         The total number of shares of all classes of capital stock which the Company shall have authority to issue is 110,000,000 shares ("Capital Stock"). The classes and the aggregate number of shares of each class of Capital Stock that the Company shall have authority to issue are as follows:

         (a) 100,000,000 shares of common stock, $0.001 par value ("Common Stock");

         (b) 10,000,000 shares of preferred stock, $0.001 par value ("Preferred Stock").

                                   ARTICLE IV
                                 GOVERNING BOARD


         The members of the Governing Board of the Corporation are styled Directors. The initial board of directors shall consist of one member. The name and post office address of the First Board of Directors are as follows:

         FIRST BOARD OF DIRECTORS

         Name                                        Address
         Timothy P. Halter                           12890 Hilltop Road
                                                     Argyle, Texas 76226


                                    ARTICLE V
                                  INCORPORATOR

         The name and address of the incorporator signing these Articles of Incorporation, who is above the age of eighteen (18) years, is as follows:

         Name                                        Address
         Timothy P. Halter                           12890 Hilltop Road
                                                     Argyle, Texas 76226


                                   ARTICLE VI
                                 RESIDENT AGENT

         The name and address of the Resident Agent is as follows:

         Name                                        Address
         CT Corporation System                       _________________________
                                                     _______, Nevada _____

                                   ARTICLE VII
                                 INDEMNIFICATION

         No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of an Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation of the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

                                  ARTICLE VIII
                       ACQUISITION OF CONTROLLING INTEREST

         The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to or have any effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.
                                   ARTICLE IX
                    COMBINATIONS WITH INTERESTED STOCKHOLDERS

         The Corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

         IN WITNESS WHEREOF, I have hereunto subscribed my name this ___ day of June 2006.


                                                   ____________________________
                                                   Timothy P. Halter

                          Exhibit B to Proxy Statement

                 Form of Bylaws of Concept Ventures Corporation


                                     BYLAWS

                                       OF

                          CONCEPT VENTURES CORPORATION

                                TABLE OF CONTENTS





ARTICLE I

         OFFICES
         Section 1.  Registered Office.........................................1
         Section 2.  Other Offices.............................................1

ARTICLE II

         STOCKHOLDERS
         Section 1.  Place of Meetings.........................................1
         Section 2.  Annual Meeting............................................1
         Section 3.  List of Stockholders......................................1
         Section 4.  Special Meetings..........................................1
         Section 5.  Notice....................................................2
         Section 6.  Quorum....................................................2
         Section 7.  Voting....................................................2
         Section 8.  Method of Voting..........................................2
         Section 9.  Record Date...............................................3
         Section 10.  Action by Consent........................................3

ARTICLE III

         BOARD OF DIRECTORS
         Section 1.  Management................................................3
         Section 2.  Qualification; Election; Term.............................3
         Section 3.  Number; Election; Term; Qualification.....................3
         Section 4.  Removal...................................................4
         Section 5.  Vacancies.................................................4
         Section 6.  Place of Meetings.........................................4
         Section 7.  Annual Meeting............................................4
         Section 8.  Regular Meetings..........................................4
         Section 9.  Special Meetings..........................................4
         Section 10.  Quorum...................................................5
         Section 11.  Interested Directors.....................................5
         Section 12.  Action by Consent........................................5
         Section 13.  Compensation of Directors................................5

ARTICLE IV

         COMMITTEES
         Section 1.  Designation...............................................5
         Section 2.  Number; Qualification; Term...............................6
         Section 3.  Authority.................................................6
         Section 4.  Change in Number..........................................6
         Section 5.  Removal...................................................6
         Section 6.  Vacancies.................................................6
         Section 7.  Meetings..................................................7
         Section 8.  Quorum; Majority Vote.....................................7
         Section 9.  Compensation..............................................7
         Section 10.  Committee Charters.......................................7

ARTICLE V

         NOTICE
         Section 1.  Form of Notice............................................7
         Section 2.  Waiver....................................................7

ARTICLE VI

         OFFICERS AND AGENTS
         Section 1.  In General................................................8
         Section 2.  Election..................................................8
         Section 3.  Other Officers and Agents.................................8
         Section 4.  Compensation..............................................8
         Section 5.  Term of Office and Removal................................8
         Section 6.  Employment and Other Contracts............................8
         Section 7.  Chairman of the Board of Directors........................8
         Section 8.  President.................................................8
         Section 9.  Vice Presidents...........................................9
         Section 10.  Secretary................................................9
         Section 11.  Assistant Secretaries....................................9
         Section 12.  Treasurer................................................9
         Section 13.  Assistant Treasurers.....................................9
         Section 14.  Bonding..................................................9

ARTICLE VII

         CERTIFICATES REPRESENTING SHARES
         Section 1.  Form of Certificates.....................................10
         Section 2.  Lost Certificates........................................10
         Section 3.  Transfer of Shares.......................................10
         Section 4.  Registration of Transfer.................................11
         Section 5.  Registered Stockholders..................................11
         Section 6.  Denial of Preemptive Rights..............................11

ARTICLE VIII

         GENERAL PROVISIONS
         Section 1.  Dividends................................................11
         Section 2.  Reserves.................................................11
         Section 3.  Telephone and Similar Meetings...........................12
         Section 4.  Books and Records........................................12
         Section 5.  Fiscal Year..............................................12
         Section 6.  Seal.....................................................12
         Section 7.  Advances of Expenses.....................................12
         Section 8.  Indemnification..........................................12
         Section 9.  Employee Benefit Plans...................................12
         Section 10.  Insurance...............................................13
         Section 11.  Resignation.............................................13
         Section 12.  Amendment of Bylaws.....................................13
         Section 13.  Construction............................................13
         Section 14.  Relation to the Articles of Incorporation...............13

                                     BYLAWS

                                       OF

                          CONCEPT VENTURES CORPORATION


                                   ARTICLE I
                                     OFFICES

         Section 1. Registered Office. The registered office and registered agent of Concept Ventures Corporation (the "Corporation") will be as from time to time set forth in the Corporation's Articles of Incorporation or in any certificate filed with the Secretary of State of the State of Nevada, and the appropriate county Recorder or Recorders, as the case may be, to amend such information.

         Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II
                                  STOCKHOLDERS

         Section 1. Place of Meetings. All meetings of the stockholders for the election of Directors will be held at such place, within or without the State of Nevada, as may be fixed from time to time by the Board of Directors. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Nevada, as may be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual Meeting. An annual meeting of the stockholders will be held at such time as may be determined by the Board of Directors, at which meeting the stockholders will elect a Board of Directors, and transact such other business as may properly be brought before the meeting.

         Section 3. List of Stockholders. At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, with the address of and the number of voting shares registered in the name of each, will be prepared by the officer or agent having charge of the stock transfer books. Such list will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, at the principal place of business of the Corporation. Such list will be produced and kept open at the time and place of the meeting during the whole time thereof, and will be subject to the inspection of any stockholder who may be present.

         Section 4. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law, the Articles of Incorporation or these Bylaws, may be called by the Chairman of the Board, the President or the Board of Directors, or will be called by the President or Secretary at the request in writing of the holders of not less than 30% of all the shares issued, outstanding and entitled to vote. Such request will state the purpose or purposes of the proposed meeting. Business transacted at all special meetings will be confined to the purposes stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

         Section 5. Notice. Written or printed notice stating the place, day and hour of any meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, will be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the President, the Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, such notice will be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

         Section 6. Quorum. At all meetings of the stockholders, the presence in person or by proxy of the holders of a majority of the shares issued and outstanding and entitled to vote on that matter will be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, the Articles of Incorporation or these Bylaws. If, however, such quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, will have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

         Section 7. Voting. When a quorum is present at any meeting of the Corporation's stockholders, the vote of the holders of a majority of the shares present in person or by proxy entitled to vote on, and voted for or against, any matter will decide any questions brought before such meeting, unless the question is one upon which, by express provision of law, the Articles of Incorporation or these Bylaws, a different vote is required, in which case such express provision will govern and control the decision of such question. The stockholders present in person or by proxy at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         Section 8. Method of Voting. Each outstanding share of the Corporation's capital stock, regardless of class or series, will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or series are limited or denied by the Articles of Incorporation, as amended from time to time. At any meeting of the stockholders, every stockholder having the right to vote will be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to such meeting, unless such instrument provides for a longer period. A telegram, telex, cablegram or similar transmission by the stockholder, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the stockholder, shall be treated as an execution in writing for purposes of the preceding sentence. Each proxy will be revocable unless expressly provided therein to be irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. Such proxy will be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting on any question or in any election, other than for directors, may be by voice vote or show of hands unless the presiding officer orders, or any stockholder demands, that voting be by written ballot.

         Section 9. Record Date. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, which record date will not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date will not be less than ten nor more than sixty days prior to such meeting. In the absence of any action by the Board of Directors, the close of business on the date next preceding the day on which the notice is given will be the record date, or, if notice is waived, the close of business on the day next preceding the day on which the meeting is held will be the record date.

         Section 10. Action by Consent. Except as prohibited by law, any action required or permitted by law, the Articles of Incorporation or these Bylaws to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and will be delivered to the Corporation by delivery to its registered office in Nevada, its principal place of business or an officer or agent of the Corporation having custody of the minute book.

                                  ARTICLE III
                               BOARD OF DIRECTORS

         Section 1. Management. The business and affairs of the Corporation will be managed by or under the direction of its Board of Directors who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

         Section 2. Qualification; Election; Term. Each Director must be a natural person at least 18 years of age. None of the Directors need be a stockholder of the Corporation or a resident of the State of Nevada. The Directors will be elected by written ballot, by plurality vote at the annual meeting of the stockholders, except as hereinafter provided, and each Director elected will hold office until whichever of the following occurs first: his successor is elected and qualified, his resignation, his removal from office by the stockholders or his death.

         Section 3. Number; Election; Term; Qualification. The number of Directors which shall constitute the Board of Directors shall be not less than one. The first Board of Directors shall consist of the number of Directors named in the Articles of Incorporation. Thereafter, the number of Directors which shall constitute the entire Board of Directors shall be determined by resolution of the Board of Directors at any meeting thereof, but shall never be less than one. No decrease in the number of Directors will have the effect of shortening the term of any incumbent Director. At each annual meeting of stockholders, Directors shall be elected to hold office until their successors are elected and qualified or until their earlier resignation, removal from office or death. No Director need be a stockholder, a resident of the State of Nevada, or a citizen of the United States.

         Section 4. Removal. Any Director may be removed either for or without cause at any special meeting of stockholders by the affirmative vote of the stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote for the election of such Director; provided, that notice of intention to act upon such matter has been given in the notice calling such meeting.

         Section 5. Vacancies. Newly created directorships resulting from any increase in the authorized number of Directors and any vacancies occurring in the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any Directors or otherwise, may be filled by the vote of a majority of the Directors then in office, though less than a quorum, or a successor or successors may be chosen at a special meeting of the stockholders called for that purpose. A Director elected to fill a vacancy will be elected for the unexpired term of his predecessor in office or until whichever of the following occurs first: his successor is elected and qualified, his resignation, his removal from office by the stockholders or his death.

         Section 6. Place of Meetings. Meetings of the Board of Directors, regular or special, may be held at such place within or without the State of Nevada as may be fixed from time to time by the Board of Directors.

         Section 7. Annual Meeting. The first meeting of each newly elected Board of Directors will be held without further notice immediately following the annual meeting of stockholders and at the same place, unless by unanimous consent, the Directors then elected and serving change such time or place.

         Section 8. Regular Meetings. Regular meetings of the Board of Directors may be held with or without notice and at such time and place as is from time to time determined by resolution of the Board of Directors.

         Section 9. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President on oral or written notice to each Director, given either personally, by telephone, by facsimile or by mail, delivered not less than twenty-four hours in advance of the meeting; special meetings will be called by the Chairman of the Board, President or Secretary in like manner and on like notice on the written request of at least two Directors. Except as may be otherwise expressly provided by law, the Articles of Incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in a notice or waiver of notice.

         Section 10. Quorum. At all meetings of the Board of Directors the presence of a majority of the number of Directors then in office will be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the Directors present at any meeting at which there is a quorum will be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Articles of Incorporation or these Bylaws. If a quorum is not present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum is present.

         Section 11. Interested Directors. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of the Corporation's Directors or officers are directors or officers or have a financial interest, will be void or voidable solely for this reason, solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum, (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

         Section 12. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee of the Board of Directors may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be.

         Section 13. Compensation of Directors. Directors will receive such compensation for their services and reimbursement for their expenses as the Board of Directors, by resolution, may establish; provided that nothing herein contained will be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV
                                   COMMITTEES

         Section 1. Designation. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate from among its members an executive committee and one or more such other committees as it may determine necessary.

         Section 2. Number; Qualification; Term. The executive committee and any other designated committees shall consist of two or more Directors, not less than a majority of whom in each case shall be Directors who are not officers or employees of the Corporation. The committees shall serve at the pleasure of the Board of Directors.

         Section 3. Authority. Each committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the Corporation, except in the following matters and except where action of the full Board of Directors is required by statute or by the Articles of Incorporation:

                  (a) Amending the Articles of Incorporation;

                  (b) Amending, altering or repealing the Bylaws of the Corporation or adopting new Bylaws;

                  (c) Approving and/or recommending or submitting to stockholders:

                           (1) merger

                           (2) consolidation

                           (3) sale, lease (as lessor), exchange or other disposition of all or substantially all the property and assets of the Corporation;

                           (4) dissolution;

                  (d) Filling vacancies in the Board of Directors or any such committee;

                  (e) Electing or removing officers of the Corporation or members of any such committee;

                  (f) Fixing compensation of any person who is a member of any such committee;

                  (g) Declaring dividends; and

                  (h) Altering or repealing any resolution of the Board of Directors.

         Section 4. Change in Number. The number of committee members may be increased or decreased (but not below two) from time to time by resolution adopted by a majority of the whole Board of Directors.

         Section 5. Removal. Any committee member may be removed by the Board of Directors by the affirmative vote of a majority of the whole Board, whenever in its judgment the best interests of the Corporation will be served thereby.

         Section 6. Vacancies. A vacancy occurring in any committee (by death, resignation, removal or otherwise) may be filled by the Board of Directors in the manner provided for original designation in Section 1 of this Article.

         Section 7. Meetings. Time, place and notice (if any) of all committee meetings shall be determined by the respective committee. Unless otherwise determined by a particular committee, meetings of the committees may be called by any Director of the Corporation on not less than 12 hours notice to each member of the committee, either personally or by mail, telephone (including voice mail), email or other electronic or other delivery means. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in a notice or waiver of notice of any meeting. (See also Section 3 of Article
VIII).

         Section 8. Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws. If a quorum is not present at a meeting of the committee, the members present thereat may adjourn the meeting from time to time, without notice other than an announcement at the meeting until a quorum is present.

         Section 9. Compensation. Compensation of committee members shall be fixed pursuant to the provisions of Section 14 of Article III of these bylaws.

         Section 10. Committee Charters. Any committee designated by the Board of Directors may adopt a charter governing any of the matters covered by Sections 2 and 4 through 9 of this Article and, to the extent approved by the Board of Directors, any such charter shall supercede the provisions of Sections 2 and 4 through 9 of this Article.

                                   ARTICLE V
                                     NOTICE

         Section 1. Form of Notice. Whenever by law, the Articles of Incorporation or of these Bylaws, notice is to be given to any Director or stockholder, and no provision is made as to how such notice will be given, such notice may be given: (i) in writing, by mail, postage prepaid, addressed to such Director or stockholder at such address as appears on the books of the Corporation or (ii) in any other method permitted by law. Any notice required or permitted to be given by mail will be deemed to be given at the time the same is deposited in the United States mail.

         Section 2. Waiver. Whenever any notice is required to be given to any stockholder or Director of the Corporation as required by law, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, will be equivalent to the giving of such notice. Attendance of a stockholder or Director at a meeting will constitute a waiver of notice of such meeting, except where such stockholder or Director attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

ARTICLE VI

                                                OFFICERS AND AGENTS

         Section 1. In General. The officers of the Corporation will be elected by the Board of Directors and will be a President, a Secretary and a Treasurer. The Board of Directors may also elect a Chairman of the Board, Vice Presidents, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers. Any two or more offices may be held by the same person.

         Section 2. Election. The Board of Directors, at its first meeting after each annual meeting of stockholders, will elect the officers, none of whom need be a member of the Board of Directors.

         Section 3. Other Officers and Agents. The Board of Directors may also elect and appoint such other officers and agents as it deems necessary, who will be elected and appointed for such terms and will exercise such powers and perform such duties as may be determined from time to time by the Board of Directors.

         Section 4. Compensation. The compensation of all officers and agents of the Corporation will be fixed by the Board of Directors or any committee of the Board of Directors, if so authorized by the Board of Directors.

         Section 5. Term of Office and Removal. Each officer of the Corporation will hold office until his death, his resignation or removal from office, or the election and qualification of his successor, whichever occurs first. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, for or without cause, by the affirmative vote of a majority of the entire Board of Directors, but such removal will not prejudice the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

         Section 6. Employment and Other Contracts. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts that will have terms no longer than ten years and contain such other terms and conditions as the Board of Directors deems appropriate. Nothing herein will limit the authority of the Board of Directors to authorize employment contracts for shorter terms.

         Section 7. Chairman of the Board of Directors. If the Board of Directors has elected a Chairman of the Board, he will preside at all meetings of the stockholders and the Board of Directors. Except where by law the signature of the President is required, the Chairman will have the same power as the President to sign all certificates, contracts and other instruments of the Corporation. During the absence or disability of the President, the Chairman will exercise the powers and perform the duties of the President.

         Section 8. President. The President will be the Chief Executive Officer of the Corporation and, subject to the control of the Board of Directors, will supervise and control all of the business and affairs of the Corporation. He will, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and the Board of Directors. The President will have all powers and perform all duties incident to the office of President and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe.

         Section 9. Vice Presidents. Each Vice President will have the usual and customary powers and perform the usual and customary duties incident to the office of Vice President, and will have such other powers and perform such other duties as the Board of Directors or any committee thereof may from time to time prescribe or as the President may from time to time delegate to him. In the absence or disability of the President and the Chairman of the Board, a Vice President designated by the Board of Directors, or in the absence of such designation the Vice Presidents in the order of their seniority in office, will exercise the powers and perform the duties of the President.

         Section 10. Secretary. The Secretary will attend all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary will perform like duties for the Board of Directors and committees thereof when required. The Secretary will give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors. The Secretary will keep in safe custody the seal of the Corporation. The Secretary will be under the supervision of the President. The Secretary will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

         Section 11. Assistant Secretaries. The Assistant Secretaries in the order of their seniority in office, unless otherwise determined by the Board of Directors, will, in the absence or disability of the Secretary, exercise the powers and perform the duties of the Secretary. They will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to them.

         Section 12. Treasurer. The Treasurer will have responsibility for the receipt and disbursement of all corporate funds and securities, will keep full and accurate accounts of such receipts and disbursements, and will deposit or cause to be deposited all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer will render to the Directors whenever they may require it an account of the operating results and financial condition of the Corporation, and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

         Section 13. Assistant Treasurers. The Assistant Treasurers in the order of their seniority in office, unless otherwise determined by the Board of Directors, will, in the absence or disability of the Treasurer, exercise the powers and perform the duties of the Treasurer. They will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to them.

         Section 14. Bonding. The Corporation may secure a bond to protect the Corporation from loss in the event of defalcation by any of the officers, which bond may be in such form and amount and with such surety as the Board of Directors may deem appropriate.

                                  ARTICLE VII
                        CERTIFICATES REPRESENTING SHARES

         Section 1. Form of Certificates. Certificates, in such form as may be determined by the Board of Directors, representing shares to which stockholders are entitled will be delivered to each stockholder. Such certificates will be consecutively numbered and will be entered in the stock book of the Corporation as they are issued. Each certificate will state on the face thereof the holder's name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value. They will be signed by the President or a Vice President and the Secretary or an Assistant Secretary, and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent or registered by a registrar, either of which is other than the Corporation or an employee of the Corporation, the signatures of the Corporation's officers may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on such certificate or certificates, ceases to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation or its agents, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

         Section 2. Lost Certificates. The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it may require and/or to give the Corporation a bond, in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after such holder has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer of a new certificate.

         Section 3. Transfer of Shares. Shares of stock will be transferable only on the books of the Corporation by the holder thereof in person or by such holder's duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it will be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         Section 4. Registration of Transfer. The Corporation shall register the transfer of a certificate for shares presented to it for transfer if:

         (a) Endorsement. The certificate is properly endorsed by the registered owner or by his duly authorized attorney; and

         (b) Guarantee and Effectiveness of Signature. The signature of such person has been guaranteed by a national banking association or member of the New York Stock Exchange, and reasonable assurance is given that such endorsements are effective; and

         (c) Adverse Claims. The corporation has no notice of an adverse claim or has discharged any duty to inquire into such a claim; and

         (d) Collection of Taxes. Any applicable law relating to the collection of taxes has been complied with.

         Section 5. Registered Stockholders. The Corporation will be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law.

         Section 6. Denial of Preemptive Rights. No stockholder of the Corporation nor other person shall have any preemptive rights whatsoever.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

         Section 1. Dividends. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the General Corporation Law of the State of Nevada (the "DGCL"), as it may be amended from time to time, and the Articles of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date to be not more than sixty days prior to the payment date of such dividend or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such dividend will be the record date.

         Section 2. Reserves. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the Directors from time to time, in their discretion, deem proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the Directors may deem beneficial to the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved will not be available for the payment of dividends or other distributions by the Corporation.

         Section 3. Telephone and Similar Meetings. Stockholders, Directors and committee members may participate in and hold meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Participation in such a meeting will constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

         Section 4. Books and Records. The Corporation will keep correct and complete books and records of account and minutes of the proceedings of its stockholders and Board of Directors, and will keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

         Section 5. Fiscal Year. The fiscal year of the Corporation will be fixed by resolution of the Board of Directors.

         Section 6. Seal. The Corporation may have a seal, and the seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Any officer of the Corporation will have authority to affix the seal to any document requiring it.

         Section 7. Advances of Expenses. Expenses (including attorneys' fees) incurred by a Director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses (including attorneys' fees) incurred by former Directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

         Section 8. Indemnification. The Corporation will indemnify its Directors to the fullest extent permitted by the DGCL and may, if and to the extent authorized by the Board of Directors, so indemnify its officers and any other person whom it has the power to indemnify against liability, reasonable expense or other matter whatsoever.

         Section 9. Employee Benefit Plans. For purposes of this Article, the Corporation shall be deemed to have requested a Director or officer to serve as a trustee, employee, agent, or similar functionary of an employee benefit plan whenever the performance by him of his duties to the Corporation also imposes duties on or otherwise involves services by him to the plan or participants or beneficiaries of the plan. Excise taxes assessed on a Director or officer with respect to an employee benefit plan pursuant to applicable law are deemed fines. Action taken or omitted by a Director or officer with respect to an employee benefit plan in the performance of his duties for a purpose reasonably believed by him to be in the interest of the participants and beneficiaries of the plan is deemed to be for a purpose which is not opposed to the best interests of the Corporation.

         Section 10. Insurance. The Corporation may at the discretion of the Board of Directors purchase and maintain insurance on behalf of the Corporation and any person whom it has the power to indemnify pursuant to law, the Articles of Incorporation, these Bylaws or otherwise.

         Section 11. Resignation. Any Director, officer or agent may resign by giving written notice to the President or the Secretary. Such resignation will take effect at the time specified therein or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation will not be necessary to make it effective.

         Section 12. Amendment of Bylaws. These Bylaws may be altered, amended, or repealed at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting.

         Section 13. Construction. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely.

         If any portion of these Bylaws shall be invalid or inoperative, then, so far as is reasonable and possible:

         (a) The remainder of these Bylaws shall be considered valid and operative, and

         (b) Effect shall be given to the intent manifested by the portion held invalid or inoperative.

Section 14. Relation to the Articles of Incorporation. These Bylaws are subject to, and governed by, the Articles of Incorporation of the Corporation.

Adopted: June __, 2006                       By Order of the Board of Directors


                                             ___________________________________
                                             Timothy P. Halter, Secretary

                          Exhibit C to Proxy Statement

          Form of Articles of Merger of Concept Capital Corporation and
                          Concept Ventures Corporation

                               ARTICLES OF MERGER

KNOW ALL MEN BY THESE PRESENTS:

         THESE ARTICLES OF MERGER are executed and entered into as of the ___ day of June, 2006, by and between Concept Ventures Corporation, a Nevada corporation (hereinafter referred to as "Concept Nevada" or the "Surviving Corporation"), and Concept Capital Corporation, a Utah corporation (hereinafter referred to as Concept Utah").

                                   WITNESSETH:

                                        I

                                 Plan of Merger

         Pursuant to these Articles of Merger, it is intended and agreed that Concept Utah will be merged into Concept Nevada solely for the purpose of changing the domicile of Concept Utah. Concept Nevada shall be the Surviving Corporation and each share of Concept Utah common stock outstanding on the effective date of the merger shall be converted into one share of Concept Nevada common stock. The name of the Surviving Corporation shall be "Concept Ventures Corporation." The terms, conditions, and understandings of the merger are set forth in the Plan of Merger between Concept Nevada and Concept Utah, dated of even date herewith.

                                       II

                     Certificate of Incorporation and Bylaws

         On the consummation of the merger, the articles of incorporation and bylaws of Concept Nevada shall be the articles of incorporation and bylaws of the Surviving Corporation.

                                       III

               Authorized and Outstanding Shares of Concept Nevada

         Concept Nevada has authorized 10,000,000 shares of preferred stock, par value $0.001, none of which is outstanding, and 100,000,000 shares of common voting stock, $0.001 par value, 1,000 shares of which were issued and outstanding on the record date. Each of the shares is entitled to one vote.

                                       IV

                Authorized and Outstanding Shares of Concept Utah

         Concept Utah has authorized 50,000,000 shares of common stock, par value $0.001, of which 4,425,000 shares were issued and outstanding on the record date. Each of the shares is entitled to one vote.

                                        V

            Approval by Directors and Shareholders of Concept Nevada

         The board of directors of Concept Nevada has approved the adoption of the Plan of Merger and the performance of its terms. All 1,000 shares of common stock of Concept Nevada were voted in favor of entering into the Plan of Merger with no shares of common stock of Concept Nevada dissenting. Such shares were voted individually and not as a class. The shares voted in favor of the Plan of Merger represented all issued and outstanding shares of Concept Nevada and the Plan of Merger was duly approved by the shareholders of Concept Nevada.

                                       VI

              Approval by Directors and Shareholder of Concept Utah

         The board of directors of Concept Utah approved the adoption of the Plan of Merger and the performance of its terms. Of the 4,425,000 shares of common stock of Concept Utah issued and outstanding on the record date of June 15, 2006, _______________ of such shares were voted in favor of entering into the Plan of Merger and _______________ of such shares were voted against the Plan of Merger. Such shares were voted individually and not as a class. The shares voted in favor of the Plan of Merger represented a majority of the total issued and outstanding shares of Concept Utah on the record date and the Plan of Merger was duly approved by the Concept Utah shareholders.

                                       VII

                         Undertakings of Concept Nevada

         Concept Nevada agrees that it will comply with the provisions of the Utah Revised Business Corporation Act with respect to foreign corporations if it is to transact business in Utah, and hereby agrees with the Secretary of State of Utah as follows:

         (1) Concept Nevada may be served with process in Utah in any proceeding for the enforcement of any obligation of Concept Utah and in any proceeding for the enforcement of the rights of a dissenting shareholder of Concept Utah against the surviving or new corporation.

         (2) Concept Nevada hereby irrevocably appoints the Secretary of State of Utah as its agent to accept service of process in any such proceeding, and requests that copies of any such process be mailed to Concept Nevada at 12890 Hilltop Road, Argyle, Texas 76226.

         (3) Concept Nevada shall promptly pay to the dissenting shareholders of Concept Utah the amount, if any, to which they shall be entitled under the provisions of the Utah Revised Business Corporation Act with respect to the rights of dissenting shareholders.

         IN WITNESS WHEREOF, the undersigned corporations, acting by their respective presidents, have executed these Articles of Merger as of the date first above written.

                   Concept Nevada:
                                             Concept Ventures Corporation
                                             A Nevada Corporation


                                             By______________________________
                                             Timothy P. Halter, President

                   Concept Utah:
                                             Concept Capital Corporation
                                             A Utah corporation


                                             By______________________________
                                             T. Kent Rainey, President

                          Exhibit D to Proxy Statement

   Dissenters' Rights Provisions of the Utah Revised Business Corporation Act

16-10a-1301. Definitions.
     For purposes of Part 13:
     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.
     (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.
     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.
     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.
     (7) "Shareholder" means the record shareholder or the beneficial shareholder.

16-10a-1302.   Right to dissent.
     (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:
     (a) consummation of a plan of merger to which the corporation is a party if:
     (i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or (ii) the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104; (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
     (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and
     (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).
     (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.
     (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection
(4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:
     (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;
     (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or
     (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders. (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:
     (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

     (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;
     (c) cash in lieu of fractional shares; or
     (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.
     (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1303.   Dissent by nominees and beneficial owners.
     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.
     (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:
     (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
     (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.
     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

16-10a-1321.   Demand for payment -- Eligibility and notice of intent.
     (1) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:
     (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and
     (b) may not vote any of his shares in favor of the proposed action.
     (2) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.
     (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
     (4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

16-10a-1322.   Dissenters' notice.
     (1) If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.
     (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:
     (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action; (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;
     (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made; (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;
     (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and (g) be accompanied by a copy of this part.

16-10a-1323. Procedure to demand payment.
     (1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:
     (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;
     (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and (c) if required by the corporation in the dissenters' notice described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.
     (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.
     (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

16-10a-1324.   Uncertificated shares.
     (1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.
     (2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

16-10a-1325. Payment.
     (1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to
Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.
     (2) Each payment made pursuant to Subsection (1) must be accompanied by:
     (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;
     (B) an income statement for that year;
     (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and
     (D) the latest available interim financial statements, if any;
     (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;
     (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;
     (c) a statement of the dissenter's right to demand payment under Section 16-10a-1328; and (d) a copy of this part.

16-10a-1326.   Failure to take action.
     (1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.
     (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

16-10a-1327. Special provisions relating to shares acquired after announcement of proposed corporate action.
     (1) A corporation may, with the dissenters' notice given pursuant to
Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.
     (2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

16-10a-1328. Procedure for shareholder dissatisfied with payment or offer.
     (1) A dissenter who has not accepted an offer made by a corporation under
Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:
     (a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;
     (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or
     (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.
     (2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection
(1) within 30 days after the corporation made or offered payment for his shares.

16-10a-1330. Judicial appraisal of shares -- Court action.
     (1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.
     (2) The corporation shall commence the proceeding described in Subsection
(1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.
     (3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.
     (4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
     (5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:
     (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or
     (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

16-10a-1331.   Court costs and counsel fees.
     (1) The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.
     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
     (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or
     (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.
     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                  FORM OF PROXY

                           Concept Capital Corporation
                        175 South Main Street, Suite 1210
                           Salt Lake City, Utah 84111

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby nominates, constitutes and appoints each of T. Kent Rainey and William P. Archer as the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Concept Capital Corporation which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held on June 30, 2006, at 8:00 a.m., at the Walker Center, 175 South Main Street, Meeting Room 1111, Salt Lake City, Utah, and at any postponement(s) or adjournment(s) thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2, 3, 4, 5 AND 6.


1. To authorize and approve the Stock Purchase Agreement with Halter Financial Investments, L.P.

                 [ ] FOR   [ ] AGAINST       [ ]  ABSTAIN

2. To authorize and approve a 1-for-14.75 reverse stock split in the issued and outstanding shares of the Company's common stock.

                 [ ] FOR   [ ] AGAINST       [ ]  ABSTAIN

3. To authorize and approve a change in the state of incorporation of the Company from Utah to Nevada by merging the Company with and into a newly formed Nevada subsidiary, in connection with which the articles of incorporation and bylaws of the Nevada corporation shall become the articles of incorporation and bylaws of the surviving corporation.

                 [ ] FOR   [ ] AGAINST       [ ]  ABSTAIN

4. To elect T. Kent Rainey, Vicki L. Rainey and William P. Archer as directors of the Company to serve until the earlier of (i) the reincorporation of the Company in Nevada if the Stock Purchase Agreement (Proposal 1) is approved, or (ii) the next annual meeting of the Company's shareholders if the Stock Purchase Agreement is not approved.
                 [ ] FOR   [ ] AGAINST       [ ]  ABSTAIN

         INSTRUCTION: To withhold authority to vote or an individual nominee(s), write that nominee's name(s) in the space provided below:
        ________________________________________________________________________

5. To elect Timothy P. Halter as a director of the Company for a term commencing with the Company's reincorporation in Nevada, subject to approval of the Stock Purchase Agreement (Proposal 1).

                 [ ] FOR   [ ] AGAINST       [ ]  ABSTAIN

6. To terminate sections 4.02 and 4.03 of the Stock Purchase Agreement dated February 10, 1999, which impose restrictions on the Company's ability to utilize its funds and effect reverse stock splits.

                 [ ] FOR   [ ] AGAINST       [ ]  ABSTAIN

7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6.

IMPORTANT - PLEASE SIGN DATE AND RETURN PROMPTLY.

                                            DATED: _____________________________


                                            ____________________________________
                                            Signature(s)


                                            Please sign exactly as you
                                            name appears hereon.
                                            Executors, administrators,
                                            guardians, officers of
                                            corporations and others
                                            signing in a fiduciary
                                            capacity should state their
                                            full titles as such.


PLEASE COMPLETE THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

                                       2